EXHIBIT 99.3

Pro forma financial statements of DigitizeIQ, LLC

Pro forma balance sheet as of September 30, 2015 for KSIX Media Holdings, Inc. (“KSIX”) and DigitizeIQ, LLC (“DIQ”); pro forma consolidated statements of operations for the year ended December 31, 2014 includes the pro forma consolidated operations of KSIX included in the KSIX Media Holdings, Inc. Form 8-K/A filed on December 11, 2015 and DIQ for the period from inception (July 23, 2014) through December 31, 2014. The pro forma consolidated statement of operations for the nine months ended September 30, 2015 includes the operations of KSIX for the nine months ended September 30, 2015 as reported in its Form 10-Q for that period and the operations of DIQ for the nine months ended September 30, 2015.

KSIX MEDIA HOLDINGS, INC.

PRO FORMA STATEMENTS

The pro forma financial statements include the consolidated financial statements of KSIX Media Holdings, Inc. (“Holdings”) and the financial statements of DIGITIZEIQ, LLC. (“DIQ”).

The pro forma consolidated balance sheet includes Holdings and DIQ at September 30, 2015. The proforma consolidated statement of operations for the year ended December 31, 2014 includes the proforma operations of Holdings included in the KSIX Media Holdings, Inc. Form 8-K/A filed on December 11, 2015 and DIQ for the period of inception (July 23, 2014) through December 31, 2014. The pro forma consolidated statement of operations for the nine months ended September 30, 2015 includes the operations of Holdings for the nine months ended September 30, 2015 as reported in its Form 10-Q and the operations of DIQ for the nine months ended September 30, 2015.

As described previously, pursuant to an Agreement for Exchange of Common Stock, Holdings paid cash at closing of $250,000, issued notes payable in the amount of $750,000 and issued 1,250,000 shares of its common stock to the shareholder of DIQ, and acquired 100% of DIQ on October 12, 2015.

KSIX MEDIA HOLDINGS, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2015

	KSIX Media Holdings, Inc. and Subsidiaries	DIGITALIQ, LLC		Adjustments	Proforma
ASSETS:
Cash and cash equivalents	136,072	140,927	(a)	(100,000)	176,999
Accounts receivable	257,803				257,803
Other current assets	23,342	-			23,342
Total current assets	417,217	140,927		(100,000)	458,144
Property and equipment, net of accumulated depreciation	7,229				7,229
Investment in DIQ			(a)	1,325,000	-
			(b)	(1,325,000)
Intangible assets	849,021		(a)	1,590,609	2,041,978
	-	-	(c)	(397,652)	-
Total assets	1,273,467	140,927		1,092,957	2,507,351
LIABILITIES AND STOCKHOLDER’S EQUITY:
Current liabilities:
Accounts payable and accrued expenses	155,730	88,866			244,596
Advance from related party	170,942				170,942
Deferred revenue		317,670			317,670
Notes payable and current portion of long-term debt	372,121		(a)	750,000	1,122,121
Total current liabilities	698,793	406,536		750,000	1,855,329
Long-term debt, less current installments	721,327				721,327
Total liabilities	1,420,120	406,536		750,000	2,576,656
Stockholders’ equity:
Preferred stock	-	-			-
Common stock	34,880	-	(a)	1,250	36,130
Member units		(265,609	)(a)	1,590,609	-
			(b)	(1,325,000)
Additional paid in capital	311,179	-	(a)	473,750	784,929
				-

Retained earnings (deficit)	(492,712)	-	(c)	(397,652)	(890,364)
				-
	(146,653)	(265,609)		342,957	(69,305)
	1,273,467	140,927		1,092,957	2,507,351

(a)	Common stock and notes payable issued to acquire DIQ on October 12, 2015, with stock price of $0.38 on October 12, 2015; $150,000 credit in reduction in purchase price.

(b)	Eliminate investment in DIQ.

(c)	Amortization of intangible assets.

KSIX MEDIA HOLDINGS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014 AND NINE MONTHS ENDED SEPTEMBER 30, 2015

	KSIX Media Holdings, Inc. and Subsidiaries	DIGITIZEIQ, LLC			Adjustments	Proforma
Year ended December 31, 2014
Revenues	$2,676,194	$876,699	$-			$3,552,893
Cost of revenue	1,679,214	706,153	-			2,385,367
Gross profit	996,980	170,546	-		-	1,167,526
Costs and expenses:
Depreciation and amortization	382,532	-		(c)	530,203	912,735
Selling, general and administrative expense	1,070,262	288,581				1,358,843
Total costs and expenses	1,452,794	288,581	-		530,203	2,271,578
Operating income (loss)	(455,814)	(118,035)	-		(530,203)	(1,104,052)
Other income (expense):
Interest expense	(12,056)					(12,056)
Interest expense - related party	-					-
Gain on merger	63,248					63,248
Interest expense forgiven	14,138					14,138
Total income (expense)	65,330	-	-		-	65,330
Net income (loss)	$(390,484)	$(118,035)	$-		$(530,203)	$(1,038,722)

Nine months ended September 30, 2015
Revenues	$1,874,872	$3,675,005	$-			$5,549,877
Cost of revenue	1,181,236	2,878,907	-			4,060,143
Gross profit	693,636	796,098	-		-	1,489,734
Costs and expenses:
Depreciation and amortization	286,917	-	-	(c)	397,652	684,569
Selling, general and administrative expense	801,563	997,172	-			1,798,735
Total costs and expenses	1,088,480	997,172	-		397,652	2,483,304
Operating income (loss)	(394,844)	(201,074)	-		(397,652)	(993,570)
Other income (expense):
Interest expense	(6,143)	-	-		-	(6,143)
Other	(22)		-		-	(22)
Total income (expense)	(6,165)	-	-		-	(6,165)
Net income (loss)	$(401,009)	$(201,074)	$-		$(397,652)	$(999,735)

(c)	Amortization of intangible assets.